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                                                                    Exhibit 23
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the inclusion of our report dated September 13, 1993, on the financial statements of Vernon Telephone Company, Inc. as of June 30, 1993 and 1992, and for the years then ended into this Form 8-K of Telephone and Data Systems, Inc. (the Company), and to the incorporation of our report into the Company's previously filed S-8 Registration Statements, File No. 33-4420, File No. 33-1192, File No. 33-35172, and File No. 33-50747 and into the Company's previously filed S-3 Registration Statements, File No. 33-28348, File No. 33-8564, File No. 33-8857, File No. 33-8858, and File No. 33-68456, and
    into the Company's previously filed S-4 Registration Statements, File No. 33-45570, File No. 33-58404, File No. 33-65986, File No. 33-68988 and File
    No. 33-50627.




                                        BUSH & GERMAIN, PC

    Syracuse, NY
    January 17, 1994

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the inclusion of our report dated February 18, 1993, which included reliance on opinions by another auditor, on the financial statements of Arvig Telcom, Inc. and Subsidiaries as of December 31, 1992, 1991, and 1990 and for the years then ended into this Form 8-K of Telephone and Data Systems, Inc. (the Company), and to the incorporation of our report into the Company's previously filed S-8 Registration Statements, File No. 33-4420, File No. 33-1192, File No. 33-35172, and File No. 33-50747 and into the Company's previously filed S-3 Registration Statements, File No. 33-28348, File No. 33-8564, File No. 33-8857, File No. 33-8858, and File No. 33-68456, and
    into the Company's previously filed S-4 Registration Statements, File No. 33-45570, File No. 33-58404, File No. 33-65986, File No. 33-68988 and File
    No. 33-50627.




                                OLSEN, THIELEN & CO., LTD.

    St. Paul, Minnesota
    January 18, 1994

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the inclusion of our report dated February 26, 1993, on the financial statements of U.S. Link, Inc. and Subsidiary, Velstar Systems, Inc., and Interlake Cablevision, Inc. (all wholly owned subsidiaries of Arvig Telcom, Inc.) as of December 31, 1992, and 1991, and for the years then ended, which were relied upon by other auditors in giving their opinion on the financial statements of Arvig Telcom, Inc. and Subsidiaries as of December 31, 1992 and 1991, and for the years then ended, into this Form 8-K of Telephone and Data Systems, Inc. (the Company), and to the incorporation of our reports into the Company's previosuly filed S-8 Registration Statements, File No. 33-4420, File No. 33-1192, File No. 33-35172, and File No. 33-
    50747 and into the Company's previously filed S-3 Registration Statements, File No. 33-28348, File No. 33-8564, File No. 33-8857, File No. 33-8858,
    and File No. 33-68456, and into the Company's previously filed S-4 Registration Statements, File No. 33-45570, File No. 33-58404, File No. 33-65986, File No. 33-68988 and File No. 33-50627.




                                     LARSON, ALLEN, WEISHAIR & CO.

    St. Paul, Minnesota
    January 18, 1994


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